Exhibit 99.3

FOR IMMEDIATE RELEASE	Contacts: James Lindstrom, CEO Integrated Electrical Services, Inc. 203-992-1111 Phil Denning, ICR Inc. phil.denning@icrinc.com 203-682-8246

IES EXPANDS SOLAR CAPABILITIES

HOUSTON — February 15, 2013 — Integrated Electrical Services, Inc. (or “IES”) (NASDAQ: IESC), an infrastructure services company with leading positions in a broad range of markets for electrical and communications products and services, today announced that it has entered into a definitive agreement to acquire certain assets of the Acro Energy group (or “Acro”), a residential solar energy integrator.  The acquisition is subject to satisfaction of customary closing conditions and is expected to close in the second quarter of 2013.

“Offering alternative energy services to the residential market represents a long term growth market for IES Residential,” said Dwayne Collier, President of IES Residential.  “As Acro Energy’s exclusive installation provider since late 2011, this acquisition will not only strengthen our position in the residential solar market, but also provide IES Residential with Acro’s sales force capabilities to cross-sell additional electrical services.”

Acro Energy markets and sells products and services through a sales organization that includes a direct sales team, a call center and a customer referral program.  As part of the acquisition, over 70 employees and independent contractors across Acro’s three offices will join IES.  Additionally, IES is assuming Acro’s backlog of contracts of over $4.0 million.  Acro Energy is a top fifteen residential solar energy integrator in the state of California.

The terms of the acquisition may be found on the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 14, 2013.

ABOUT INTEGRATED ELECTRICAL SERVICES, INC.

Integrated Electrical Services, Inc. is an infrastructure services company that enjoys leading positions in a broad range of markets for electrical and communications products and services. Our 2,500 employees serve clients throughout the United States.  For more information about IES, please visit www.ies-corporate.com.

Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.  These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; competition in our respective industries, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; a general reduction in the demand for our services; a change in the mix of our customers, contracts and business; our ability to successfully manage projects; possibility of errors when estimating revenue and progress to date on percentage-of-completion contracts; inaccurate estimates used when entering into fixed-priced contracts; challenges integrating  new businesses into the Company or new types of work or new processes into our divisions; the cost and availability of qualified labor; accidents resulting from the physical hazards associated with our work and the potential for accidents; success in transferring, renewing and obtaining electrical and construction licenses; our ability to pass along increases in the cost of commodities used in our business, in particular, copper, aluminum, steel, fuel and certain plastics; potential supply chain disruptions due to credit or liquidity problems faced by our suppliers; loss of key personnel and effective transition of new management; warranty losses, damages or other latent defect claims in excess of our existing reserves and accruals; warranty losses or other unexpected liabilities stemming from former divisions which we have sold or closed; growth in latent defect litigation in states where we provide residential electrical work for home builders not otherwise covered by insurance; limitations on the availability of sufficient credit or cash flow to fund our working capital needs; difficulty in fulfilling the covenant terms of our credit facilities; increased cost of surety bonds affecting margins on work and the potential for our surety providers to refuse bonding or require additional collateral at their discretion; increases in bad debt expense and days sales outstanding due to liquidity problems faced by our customers; changes in the assumptions made regarding future events used to value our stock options and performance-based stock awards; the recognition of potential goodwill, long-lived assets and other investment impairments; uncertainties inherent in estimating future operating results, including revenues, operating income or cash flow; disagreements with taxing authorities with regard to tax positions we have adopted; the recognition of tax benefits related to uncertain tax positions; complications associated with the incorporation of new accounting, control and operating procedures; the financial impact of new or proposed accounting regulations; the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership; credit and capital market conditions, including changes in interest rates that affect the cost of construction financing and mortgages, and the inability for some of our customers to retain sufficient financing which could lead to project delays or cancellations; the sale or disposition of the shares of our common stock held by our majority shareholder, which, under certain circumstances, would trigger change of control provisions in contracts such as employment agreements and financing and surety arrangements; and additional closures or sales of facilities could result in significant future charges and a significant disruption of our operations. You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2012 and the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2012, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including  information concerning its controlling shareholder, net operating losses, restructuring efforts, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-corporate.com under "Investors." The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.